UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014 (January 7, 2014)

CHINA TELETECH HOLDING, INC.

(Exact name of registrant as specified in its charter)

Florida	333-130937	59-3565377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Corporation Service Company 1201 Hays Street Tallahassee, FL
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 521-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K by China Teletech Holding, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 1, 2011, on November 28, 2011, the Company entered into a settlement and amendment agreement (the “Settlement Agreement”) with Enable Growth Partners, LP, Enable Opportunity Partners, LP and Pierce Diversified Strategy Master Fund LLC (collectively, the “Enable Funds”), to settle the Debenture, Warrants and Judgment (as defined in the Settlement Agreement) arising from that certain securities purchase agreement dated July 31, 2007 and amended on November 3, 2008 by and among the Company and the Enable Funds (the “Purchase Agreement”). This report should be read in conjunction with the December 1, 2011 Current Report on Form 8-K.

The Company has not paid any settlement payment as required by the Settlement Agreement. On January 7, 2014, in lieu of the cash satisfaction of the settlement payment, the Company entered into a letter agreement (the “Letter Agreement”) with Enable Funds pursuant to which the Company agreed to pay the sum of $50,000 within 3 business day upon execution of the Letter Agreement and issue to Enable Funds an aggregate of 4,600,000 shares of common stock of the Company, which such shares shall be evidenced by a certificate bearing a customary securities act legend.

As of January 15, 2014, the sum of $50,000 was paid to the Enable Funds. The Company intends to issue the 4,600,000 shares of the Company’s common stock to the Enable Funds as soon as practical. The Purchase Agreement, Debentures and Warrants shall be deemed null and void and of no further force or effect upon satisfaction of the obligations of the Company under the Letter Agreement.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in response to Item 1.01 of this current report on Form 8-K is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of the shares to Enable Funds was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2014

CHINA TELETECH HOLDING, INC.

By:	/s/ Yankuan Li
Yankuan Li Chief Executive Officer

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